                                                                  EXHIBIT 21


                FLUOR CORPORATION SUBSIDIARIES
                                                   Organized
   Name of Company                               Under Laws of
   ===============                               =============
FLUOR CORPORATION (Subsidiaries 1)                  Delaware

   American Equipment Company, Inc.                 S. Carolina
      A & E Acquisition Corporation                 Ohio
      AMECO Services Inc.                           Delaware
   Apex Coal Company                                Virginia
   Claiborne Fuels, Inc.                               California
   Coral Drilling, C.A.                             Venezuela
   Daniel International Corporation                 S. Carolina
      Daniel Navarra, S.A.                          Spain
      Fluor Daniel Engineering, Inc.                Ohio
      Materiales y Equipos Auxiliares para la
       Construccion, S.A.                           Spain
   Daniel Realty Investment Corporation - Daniel
      Centre, II                                    Virginia
   FD Services, Inc.                                California
      Norfolk Maintenance Corporation               California
   Fluor Abadan Limited                             Bermuda
   Fluor Atlantic Limited                           Bermuda
   Fluor Continental Limited                        Bermuda
   FD Engineers & Constructors, Inc.                California
      Acquion, Inc.                                 California
      E & C Professionals Unlimited, Inc.           Texas
      Fluor Constructors International, Inc.        California
         Fluor Constructors Canada Ltd.             Canada
         Fluor Constructors Indonesia, Inc.         California
         Fluor Management and Technical
          Services, Inc.                            California
      Fluor Daniel America, Ltda.                   California
      Fluor Daniel, Inc.                            California
         ADP Fluor Daniel, Inc.                     Arizona
            Anderson DeBartolo Pan, Inc.            Delaware
            ADP/Marshall, LLC (2)                   Delaware
         Efdee Connecticut Architects, Inc.         Connecticut
         Efdee Engineering Corporation              N. Carolina
         Efdee Mississippi Architects,
          A Professional Association                Mississippi
         Efdee New York Engineers &
          Architects P.C.                           New York
         Encee Architecture Services, P.C.          N. Carolina
         FD Mexico, Inc.                            Delaware
         FDAE Corporation                           New Jersey
         Fernald Environmental Restoration
          Management Corporation                    California
            Fluor Environmental Resources
             Management Services, Inc.              Ohio

                                                     Organized
   Name of Company                                 Under Laws of
   ===============                                 =============
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)

         Fluor Chile, Inc.                          California
            Fluor Daniel Chile Ingenieria y
             Construccion S.A.                      Chile
            Ingenieria y Construcciones Fluor
             Daniel Chile Limitada                  Chile
         Fluor Colombia Limited                     Delaware
         Fluor Cyprus Limited                       Cyprus
         Fluor Daniel, a Professional
          Architectural Corporation                 Louisiana
         Fluor Daniel/AG&P, Inc. (3)                Philippines
         Fluor Daniel A&E Services, Inc.            California
         Fluor Daniel Alaska, Inc.                  Alaska
         Fluor Daniel B.V.                          Netherlands
            Acquion B.V.                            Netherlands
            Fluor Daniel Consultants B.V.           Netherlands
            Fluor Daniel Engineering and
             Construction Services Limited          Turkey
            International Refinery Contractors
             C.V.(4)                                Netherlands
            International Refinery Contractors
             B.V.(5)                                Netherlands
            Prochem S.A.(6)                         Poland
            Prosynchem Sp.z o.o.                    Poland
            Surplus International Management
             Services (SIMS) B.V.                   Netherlands
            Technical Resource Services B.V.        Netherlands
         Fluor Daniel Belgium, N.V.                 Belgium
         Fluor Daniel Canada, Inc.                  Canada
            Soana Holdings Ltd.                     Canada
               Fluor Daniel Wright Ltd.             Canada
                  Compania Minera Explowel          Ecuador
                  Lynx Geosystems Inc.              Canada
                  Saskwright Engineers Limited      Canada
                  Wright Engineers (Chile)
                   Limitada                         Chile
                  Wright Engineers Limitada Peru    Peru
                  Wright Engineers Pty. Limited     Australia
            TRS Recruiting Services Canada, Inc.    Canada
            Wright Engineers (International)
             Limited                                Bermuda
         Fluor Daniel Caribbean, Inc.               Delaware
            Daniel Construction Company, Inc.       Tennessee
            Daniel Internacional, S.A.              Delaware
            Daniel/McCarthy Limited                 Ireland
               Daniel/McCarthy International
                Limited                             Ireland
            DMIS, Inc.                              S. Carolina
            Facility & Plant Services, Inc.         S. Carolina
            Fluor Daniel Export Services, Inc.      Delaware
            Fluor Daniel International (Malaysia)
             Sdn. Bhd.                              Malaysia

                                                     Organized
   Name of Company                                 Under Laws of
   ===============                                 =============
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc.
         Fluor Daniel Caribbean, Inc.(continued)

            Fluor Daniel Maintenance Services,
             Inc.                                   Delaware
            Fluor Daniel Services Corporation       Delaware
         Fluor Daniel China, Inc.                   California
         Fluor Daniel China Services, Inc.          California
         Fluor Daniel China Technology, Inc.        California
         Fluor Daniel Coal Services
          International, Inc.                       Delaware
         Fluor Daniel Construction Company          California
         Fluor Daniel Development Corporation       California
            Crown Energy Company                    New Jersey
            Fluor Daniel Modesto, Inc.              California
            Gloucester Limited, Inc.                California
            Gloucester Limited II, Inc.             California
            Tarrant Energy, Inc.                    California
         Fluor Daniel Eastern, Inc.                 California
            P.T. Fluor Daniel Indonesia             Indonesia
         Fluor Daniel Energy Investments, Inc.      Delaware
         Fluor Daniel Engineers & Constructors,
          Inc.                                      Delaware
            Fluor Daniel Project Consultants
               (Shenzhen) Co., Ltd.                 P.R.C.
         Fluor Daniel Engineers & Consultants
          Ltd.                                      Mauritius
         Fluor Daniel Engineers & Constructors,
          Ltd.                                      California
            AEC International, Ltd. (3)             Korea
            Project Administrative Services,
             Limited(5)                             Hong Kong
         Fluor Daniel Environmental Services, Inc.  California
         Fluor Daniel Espana, S.A.                  California
            Daniel International (Saudi Arabia)
             Ltd.                                   Saudi Arabia
            Fluor Arabia Limited (5)                Saudi Arabia
         Fluor Daniel Eurasia, Inc.                 California
         Fluor Daniel Florida Rail, Inc.            Delaware
         Fluor Daniel GmbH                          West Germany
         Fluor Daniel Group, Inc.                   Delaware
         Fluor Daniel Hanford Project (FDHP),
          Inc.                                      Washington
         Fluor Daniel Hanford Project FHP           California
         Fluor Daniel India, Inc.                   California
         Fluor Daniel Inspection Services, Inc.     California
         Fluor Daniel International Limited         U.K.
            Fluor Daniel Limited                    U.K.
            Fluor Ocean Services Limited            U.K.
            Technical Resource Services Limited     U.K.
         Fluor Daniel (Japan) Inc.                  Japan
         Fluor Daniel Kft.                          Hungary
         Fluor Daniel Latin America, Inc.           California
         Fluor-Daniel (Malaysia) Sdn. Bhd.          Malaysia
            Western Offshore Drilling &
             Exploration Company Sdn. Bhd.          Malaysia

                                                     Organized
   Name of Company                                 Under Laws of
   ===============                                 =============
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)

         Fluor Daniel Mexico S.A.                   California
            Ameco Services, S. de R.L. de C.V.      Mexico
            ICA-Fluor Daniel, S. de R.L.
             de C.V. (7)                            Mexico
            TRS International Group, S. de
             R.L. de C.V                            Mexico
         Fluor Daniel Mining & Metals, Ltd.         California
         Fluor Daniel Pty. Ltd.                     Australia
            Civil and Mechanical Maintenance
             Pty. Ltd.                              Australia
            Fluor Daniel Constructors Pty. Ltd.     Australia
            Fluor Daniel Power & Maintenance
             Services Pty. Ltd.                     Australia
            Fluor Daniel (Qld) Pty. Ltd.            Australia
            TRS International Services Pty. Ltd.    Australia
         Fluor Daniel New Zealand Limited           California
         Fluor Daniel (NPOSR), Inc.                 Delaware
         Fluor Daniel Overland Express, Inc.        Delaware
         Fluor Daniel Overseas, Inc.                California
         Fluor Daniel P.R.C., Ltd.                  California
         Fluor Daniel Pacific, Inc.                 California
         Fluor Daniel Properties Limited            U.K.
         Fluor Daniel Pulp & Paper, Inc.            California
         Fluor Daniel Resources, Inc.               California
         Fluor Daniel S.A.                          France
         Fluor Daniel, S.A.                         Spain
         Fluor Daniel Sales Corporation             West Indies
         Fluor Daniel South America Limited         California
         Fluor Daniel South East Asia, Ltd.         California
         Fluor Daniel Technical Services, Inc.      Texas
         Fluor Daniel Thailand, Ltd.                California
         Fluor-Doris, Inc.                          Texas
         Fluor Engineers, Inc.                      Delaware
            Tecnofluor, C.A. (8)                    Venezuela
            Tecnoconsult Ingenieros Consultores,
             S.A. (8)                               Venezuela
         Fluor Egypt                                Egypt
         Fluor Engineering Corporation              Michigan
         Fluor Hong Kong Limited                    Hong Kong
         Fluor Indonesia, Inc.                      California
            P.T. Panca Perintis Indonesia           Indonesia
         Fluor International, Inc.                  California
         Fluor International Limited                Bermuda
         Fluor Iran                                 Iran
         Fluor Italia S.r.l.                        Italy
         Fluor-Korea Corporation, Ltd. (The)        Korea
         Fluor Mideast Limited                      Bermuda
         Fluor Ocean Services International, Inc.   California
         Fluor Plant Services International, Inc.   California
         Fluor Plant Services International Ltd.    Bermuda
            Fluor International Nigeria Limited     Nigeria

                                                     Organized
   Name of Company                                 Under Laws of
   ===============                                 =============
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)

         Fluor Technical Services Limited           California
         Fluor Texas, Inc.                          Texas
         Fluor Venezuela, S.A.                      Venezuela
         Fluorven Limited                           California
         Knightsford Limited                        Guernsey
         Nutmeg Valley Resources, Inc.              California
         Ranhill-Fluor Daniel Sdn. Bhd.             Malaysia
         Red Tower Limited                          Guernsey
         Rippleshell Limited                        Guernsey
         SPB Corporation                            Delaware
         Stanhope Management Services Limited       U.K.
         TDF, Inc.                                  California
         Trident Maintenance Services, Inc.         Texas
         Venezco, Inc.                              California
         Whidbey Services Co.                       Nevada
         Williams Brothers Engineering Company      Delaware
            Fluor Daniel Argentina, Inc.            Delaware
            Williams Brothers Engineering
             Limited                                U.K.
            Williams Brothers Engineering
             Pty. Ltd.                              Australia
            Williams Brothers International
             Limited                                Guernsey
            Williams Brothers Process
             Services, Inc.                         Delaware
         Wilmore/Fluor Modesto LLC (5)              California
         Wireless Engineering Services Group,
          LLC (5)                                   Delaware
         Wright Engineers, Inc.                     Nevada
      Fluor Daniel Telecommunications Corporation   California
      Fluor Real Estate Services, Inc.              Delaware
      Indo-Mauritian Affiliates Limited             Mauritius
      Strategic Organizational Systems
       Enterprises, Inc.                            California
      Strategic Organizational Systems
       Construction Division, Inc.                  California
         Strategic Organizational Systems
          Environmental Division, Inc.              Oklahoma
         Strategic Organizational Systems
          Environmental Division, Inc.              Louisiana
         Strategic Organizational Systems
          Environmental Engineering Division, Inc.  Texas
            SOS International, Inc.                 Alabama
         Strategic Organizational Systems
          Environmental Engineering California
          Division, Inc.                            California
         Strategic Organizational Systems Southern
          California Division Inc.                  California
      TRS Staffing Solutions, Inc.                  S. Carolina
         TRS International Group, Inc.              Delaware
         TRS International Group Asia
          Pacific, Inc.                             California
   Fluor Daniel Illinois, Inc.                      Delaware
   Fluor Daniel Intercontinental, Inc.              California
      Fluor Daniel Nigeria Limited (9)              Nigeria

                                                    Organized
   Name of Company                                Under Laws of
   ===============                                =============
Fluor Corporation (continued)

    Fluor Daniel Venture Group, Inc.                California
      Fluor Carson, Inc.                            California
      Fluor Daniel Asia, Inc.                       California
        P.T. Nusantara Power Services (2)           Indonesia
      Fluor Gulf Communications, Inc.               California
      Micogen Inc.                                  California
      Micogen Limited I, Inc.                       California
      Micogen Limited II, Inc.                      California
      Palmetto Energy, Inc.                         Florida
      Soli.Flo LLC (5)                              Delaware
      Springfield Resource Recovery, Inc.           Mass.
   Fluor Distribution Companies, Inc.               California
   Fluor Mideast Limited                            California
   Fluor (Nigeria) Limited                          Nigeria
   Fluor Oil and Gas Corporation                    California
       Coquina Petroleum Inc.                       Delaware
   Fluor Reinsurance Investments, Inc.              Delaware
   FRES, Inc.                                       Delaware
   Micogen Limited III, Inc.                        California
   Middle East Fluor                                California
   Pinnacle Insurance Co., Inc.                     Hawaii
   St. Joe American Corporation                     Delaware
   St. Joe Carbon Fuels Corporation                 Delaware
   SJM Holding Corporation                          Delaware
      Allegheny Coal Corporation                    Delaware
         Massey Coal Company (partnership)          Delaware
            A. T. Massey Coal Company, Inc.         Virginia
               Aracoma Coal Company, Inc.           W. Virginia
               Barnabus Land Company                W. Virginia
               Ben Creek Coal Company               W. Virginia
               Big Bear Mining Company              W. Virginia
               Black Knight Mine Development Co.    W. Virginia
               Boone East Development Co.           W. Virginia
               Boone West Development Co.           W. Virginia
               Cabinawa Mining Company              W. Virginia
               Central Penn Energy Company, Inc.    Pennsylvania
               Central West Virginia Energy
                Company                             W. Virginia
               Ceres Land Company                   W. Virginia
               Cline & Chambers Coal Company, Inc.  Kentucky
               Dehue Coal Company                   W. Virginia
               Douglas Pocahontas Coal Corporation  W. Virginia
               DRIH Corporation                     Delaware
               Duchess Coal Company                 W. Virginia
               Federal Development Corporation      W. Virginia
               Green Valley Coal Company            W. Virginia
               Goals Coal Company                   W. Virginia
               Haden Farms, Inc.                    Virginia
               Hazy Ridge Coal Company              W. Virginia
               Hopkins Creek Coal Company           Kentucky

                                                    Organized
  Name of Company                                 Under Laws of
  ===============                                 =============
Fluor Corporation
   SJM Holding Corporation
      Allegheny Coal Corporation
         Massey Coal Company (partnership)
            A. T. Massey Coal Company, Inc.

               Imec, Inc.                           Kentucky
               Jacks Branch Coal Company            W. Virginia
               Joboner Coal Company                 Kentucky
               Lauren Land Company                  Kentucky
               Lewco Development Company            W. Virginia
               Lick Branch Coal Company             W. Virginia
               Long Fork Coal Company               Kentucky
               Elk Run Coal Company, Inc.           W. Virginia
                  Bishop Mine Development Co.       W. Virginia
                  Black Castle Mine Development Co. W. Virginia
                  Black King Mine Development Co.   W. Virginia
                  Chess Processing Company          W. Virginia
                  Continuity Venture Capital Corp.  W. Virginia
                  Independence Coal Company, Inc.   W. Virginia
                  Marfork Coal Company, Inc.        W. Virginia
                  Massey Capital Management Corp.   W. Virginia
                  Massey New Era Capital Corp.      W. Virginia
                  New Massey Capital Corp.          W. Virginia
                  Preferred Management Capital
                   Corp.                            W. Virginia
                  Rawl Sales Venture Capital Corp. W. Virginia Sprouse Creek Venture Capital
                   Corp.                            W. Virginia
                  Support Mining Company            W. Virginia
               Martin County Coal Corporation       Kentucky
                  Pilgrim Mining Company, Inc.      Kentucky
               Massey Coal Sales Company, Inc.      Virginia
               Massey Coal Services, Inc.           W. Virginia
               Massey Fuels Corporation             Virginia
               Menefee Land Company, Inc.           Colorado
               New Ridge Mining Company             Kentucky
               Nicco Corporation                    W. Virginia
                  Majestic Mining, Inc.             Texas
               Omar Mining Company                  W. Virginia
               Peerless Eagle Coal Co.              W. Virginia
               Pennsylvania Mine Services, Inc.     Pennsylvania
                  Mine Maintenance, Inc.            Pennsylvania
               Performance Coal Company             W. Virginia
               Rawl Sales & Processing Co.          W. Virginia
                  Capstan Mining Company            Colorado
                  Lynn Branch Coal Company, Inc.    W. Virginia
                  Massey Coal Capital Corp.         W. Virginia
                  Sun Coal Company, Inc.            Colorado
                  Sycamore Fuels, Inc.              W. Virginia
                     Crystal Fuels Company          W. Virginia

                                                       Organized
   Name of Company                                   Under Laws of
   ===============                                   =============
Fluor Corporation
   SJM Holding Corporation
      Allegheny Coal Corporation
         Massey Coal Company (partnership)
           A. T. Massey Coal Company, Inc. (continued)

               Road Fork Development Company, Inc.      Kentucky
               Robinson-Phillips Coal Company           W. Virginia
               Rockridge Coal Company                   W. Virginia
               Rum Creek Coal Sales, Inc.               W. Virginia
                  Vantage Mining Company                Kentucky
               Russell Fork Coal Company                W. Virginia
               SC Coal Corporation                      Delaware
                  SC Ventures Inc.                      Delaware
               Shannon-Pocahontas Coal Corporation      W. Virginia
               Sidney Coal Company, Inc.                Kentucky
               Stirrat Coal Company                     W. Virginia
               Stone Mining Company                     Kentucky
               T.C.H. Coal Co.                          Kentucky
               Tennessee Consolidated Coal Company      Tennessee
                  Chestnut Coal Company, Inc.           Tennessee
                  Tennessee Energy Corp.                Tennessee
               Town Creek Coal Company                  W. Virginia
               Tug Valley Land Company, Inc.            W. Virginia
               Vesta Mining Company                     Pennsylvania
               White Buck Coal Company                  W. Virginia
               Williams Mountain Coal Company           W. Virginia
               Wyomac Coal Company, Inc.                W. Virginia
      Compania Minera San Jose del Peru S.A.            Peru
      Mineral Resource Development Corporation          Delaware
      Robil International Corporation                   Delaware
      St. Joe Erzbergbaugesellschaft m.b.H.             Austria
      St. Joe Exploracion Minera Inc.                   Delaware
         St. Joe Exploracion Minera Inc. y
          Cia., S.R.C.                                  Spain
      St. Joe Exploration Inc.                          Delaware
      St. Joe Luisito de Oro Inc.                       Delaware
         St. Joe Luisito de Oro Inc. y
          Cia. S.R.C.                                   Spain
      St. Joe Minera de Espana, S.A.                    Spain
      St. Joe South Pacific Pty. Limited                Australia
         St. Joe Bonaparte Pty. Limited                 Australia
      St. Joe International Petroleum Corporation       Delaware
         St. Joe Petroleum Corporation                  Delaware
            St. Joe Egypt Exploration Corporation       Delaware
            St. Joe Petroleum Egypt Corporation         Delaware
            St. Joe Petroleum-Holland, Inc.             Delaware
            St. Joe Petroleum (Netherlands)
             Corporation                                Delaware
            St. Joe Petroleum (Papua New Guinea)
               Corporation                              Delaware
            St. Joe Petroleum (U.K.) Corporation        Delaware

                                                       Organized
   Name of Company                                   Under Laws of
   ===============                                   =============
Fluor Corporation
   SJM Holding Corporation (continued)

      St. Joe Minerals Corporation & Cia.                Brazil
         Coral Empreendimentos e Participacoes Ltda.     Brazil
            Comercial de Minerios do Sul do
               Para Ltda. - COMIPA                       Brazil
            Mineracao Alabastro Ltda.                    Brazil
            Mineracao Sao Felix Ltda.                    Brazil
   The Seventeenth Daniel Realty Investment
    Corporation                                          Virginia
   United Plant Services, Inc.                           Delaware
   WODECO Nigeria Limited                                Nigeria
   Zenith Coal Company, Inc.                             S. Carolina



------------------
(1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary
(2) 40% ownership
(3) 51% ownership
(4) 49.50% ownership
(5) 50% ownership
(6) 30% ownership
(7) 49% ownership
(8) 19.99% ownership
(9) 60% ownership